SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934
    Date of Report (Date of earliest event reported):  September 20, 2001

                              DATAMEG, CORP.
          (Exact name of registrant as specified in its charter)

          NEW YORK                      0-12493               13-3134389
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                    Identification No.)

     10800 Sikes Place, Suite 300 , Charlotte, NC                28277
       (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code:   704-849-7690


            3148 Dumbarton Street, N.W., Washington, D.C.     20007

         (Former name or former address, if changed since last report)



Item 5.  Other Events

The company announced that as of September 20, 2001, it has moved its operations to Charlotte, North Carolina. The new address and phone number is as follows:

10800 Sikes Place, Suite 300 , Charlotte, NC 28277         (704)849-7690


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2001              DATAMEG, CORP.
                                       (Registrant)

        By:  /s/  Andrew Benson
                  -------------
                  Andrew Benson
                  President